PIMCO Variable Insurance Trust

Supplement dated August 12, 2009 to the

Administrative Class Prospectus, Administrative Class Prospectus for the PIMCO Small Cap

StocksPLUS® TR Portfolio, Advisor and M Class Prospectus and the Advisor Class Prospectus for the

PIMCO Small Cap StocksPLUS® TR Portfolio

each dated May 1, 2009

The Board of Trustees of PIMCO Variable Insurance Trust (the “Trust”) has approved a Plan of Liquidation for the PIMCO Small Cap StocksPLUS® TR Portfolio (the “Portfolio”) pursuant to which the Portfolio will be liquidated (the “Liquidation”). The Portfolio will be liquidated on or about November 20, 2009 (the “Liquidation Date”). The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Effective October 1, 2009 the Portfolio will no longer accept most new investment or most existing investment (except through reinvested dividends) or be eligible for most exchanges from other portfolios of the Trust.

Mechanics. In connection with the Liquidation, any shares of the Portfolio outstanding on its respective Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Portfolio has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of the liquidation proceeds will occur as soon as practicable, and will be made to all Portfolio shareholders of record at the Liquidation Date. Additionally, the Portfolio must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. Pacific Investment Management Company LLC (“PIMCO”), investment adviser to the Portfolio, intends to distribute substantially all of the Portfolio’s realized capital gains and net investment income prior to the Liquidation. PIMCO will bear all expenses in connection with the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Portfolio may redeem their shares of the Portfolio and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases and Redemptions—Redeeming Shares” in the Prospectus. Shareholders may also exchange their Portfolio shares for shares of the same class of any other portfolio of the Trust available to shareholders.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Portfolio, for taxable shareholders, the automatic redemption of shares of the Portfolio on the Liquidation Date will generally be treated as any other redemption of shares, i.e, as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-800-927-4648.

Investors Should Retain This Supplement For Future Reference